UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 15, 2021

 Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

 Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway	Fort Myers	Florida	33966
(Address of Principal Executive Offices)			(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CHS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 15, 2021, Chico’s FAS, Inc. (the “Company”) appointed Patrick J. Guido as Executive Vice President and Chief Financial Officer, effective September 20, 2021. Mr. Guido will also serve as principal financial officer of the Company. Mr. Guido, age 49, most recently served as Senior Vice President and Chief Financial Officer of Asbury Automotive Group, Inc., one of the largest automotive retail and service companies in the United States, from May 2020 to July 2021. Prior to that, Mr. Guido served as Executive Vice President and Chief Financial Officer of lululemon athletic inc., a NASDAQ-listed multinational designer, distributor and retailer of healthy lifestyle inspired athletic apparel and accessories, from 2018 to 2020. Mr. Guido also served as Vice President, Treasury and Corporate Development at VF Corporation, a New York Stock Exchange-listed apparel, footwear and accessories company, from 2011 to 2018. Mr. Guido also held various roles with The Home Depot, Inc., a home improvement retailer, including Senior Director – Home Depot Financial Services, Director – Retail Finance and Director – Treasury from 2005 to 2011.
In connection with his appointment, Mr. Guido and the Company have entered into a letter agreement, dated as of September 15, 2021 (the “Guido Letter Agreement”), which provides for an annual salary and certain other benefits. Pursuant to the Guido Letter Agreement, Mr. Guido’s initial annual salary is $525,000. He will receive a sign-on bonus of $25,000, payable within 30 days of his start date, which is subject to repayment if he voluntarily resigns from the Company within twelve months of his start date. Mr. Guido is also eligible for an annual bonus under the Company’s Management Bonus Plan with a target of 80% of his base salary earned during each fiscal year performance period, and a payout range from 0% to 200% of his target contingent upon the achievement of corporate and brand financial objectives, with Mr. Guido’s annual bonus for fiscal year 2021 prorated for his service beginning September 20, 2021. Additionally, Mr. Guido will be awarded an equity grant following his start date equivalent to $400,000 in value if the Company’s stock price is trading above $4.00 per share on the grant date or 100,000 combined shares/units (valued at target) if the Company’s stock price is trading at or below $4.00 per share on the grant date. Fifty percent of the grant will be awarded in the form of restricted stock, which will vest ratably over a three-year period. The remaining 50% will be awarded in the form of performance share units (“PSUs”) that will cliff vest following a three-fiscal-year performance period, contingent upon the achievement of defined performance goals over fiscal years 2021- 2023, with a payout range from 0% to 175% of the target PSUs awarded. Mr. Guido will also be eligible for future annual equity grants, delivered in a combination of restricted stock and PSUs, beginning in fiscal 2022 at the discretion of the Board of Director’s Human Resources, Compensation and Benefit Committee. Mr. Guido will also be provided certain relocation benefits and will be eligible to participate in the Company’s employee benefit plans and programs on terms offered to similarly situated employees.
Mr. Guido and the Company also entered into a restrictive covenant agreement, dated as of September 15, 2021, containing customary non-competition, non-solicitation, non-disparagement, reasonable cooperation and confidentiality covenants (the “Restrictive Covenant Agreement”).
The foregoing descriptions of the Guido Letter Agreement and the Restrictive Covenant Agreement are qualified in their entirety by reference to the full text of such agreements included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
There are no arrangements or understandings between Mr. Guido and any other persons pursuant to which Mr. Guido was selected as an officer, nor are there any family relationships between Mr. Guido and any of the Company’s directors or other executive officers. Neither Mr. Guido nor any related person of Mr. Guido has a direct or indirect material interest in any existing or currently proposed transaction to which the Company is or may become a party that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.
Also effective September 20, 2021, David M. Oliver, who has been serving as Interim Chief Financial Officer and Senior Vice President, Controller and interim principal financial officer and principal accounting officer of the Company since February 2020, has been re-appointed to his prior role of Senior Vice President Finance – Controller and Chief Accounting Officer and principal accounting officer of the Company. Mr. Oliver’s compensation and benefits remain unchanged, except that his additional monthly compensation for service as Interim Chief Financial Officer will cease effective September 20, 2021.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits:

Exhibit 10.1	Employment letter agreement between the Company and Patrick Guido, dated as of September 15, 2021
Exhibit 10.2	Restrictive covenant agreement between the Company and Patrick Guido, dated as of September 15, 2021
Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated September 17, 2021
Exhibit 104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: September 17, 2021	By:
/s/ Kristin M. Gwinner
Kristin M. Gwinner, Executive Vice President - Chief Human Resources Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Employment letter agreement between the Company and Patrick Guido, dated as of September 15, 2021
Exhibit 10.2	Restrictive covenant agreement between the Company and Patrick Guido, dated as of September 15, 2021
Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated September 17, 2021
Exhibit 104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document